Exhibit 3.1

BUSINESS CORPORATIONS ACT	FORM 9
(SECTION 179)
Alberta MUNICIPAL AFFAIRS Registries	Articles of Amalgamation
1. NAME OF AMALGAMATED CORPORATION	2. CORPORATE ACCESS NUMBER
PROVIDENT ENERGY LTD.
3. THE CLASSES OF SHARES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:
The attached schedule is incorporated into and forms part of the articles of the Corporation.
4. RESTRICTIONS ON SHARE TRANSFERS (IF ANY):
None.
5. NUMBER, OR MINIMUM AND MAXIMUM NUMBER OF DIRECTORS:
Minimum 7; Maximum 15
6. RESTRICTIONS IF ANY ON BUSINESS THE CORPORATION MAY CARRY ON
None.
7. OTHER PROVISIONS (IF ANY):
The attached schedule is incorporated into and forms part of the articles of the Corporation.

8. NAME OF AMALGAMATING CORPORATIONS	CORPORATE ACCESS NUMBER
Provident Energy Ltd.	2015087741
1564911 Alberta ULC	2015649110
9. DATE	SIGNATURE	TITLE
(Signed) Jack MacGillivray	Corporate Secretary

FOR DEPARTMENTAL USE ONLY	FILED
January 1, 2011

THIS SCHEDULE IS INCORPORATED INTO
AND FORMS PART OF THE ARTICLES OF
PROVIDENT ENERGY LTD. (the "Corporation")

The Corporation is authorized to issue an unlimited number of Common Shares.

The rights, privileges, restrictions and conditions attaching to the Common Shares shall be as follows:

Voting

Holders of Common Shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Corporation.  Each Common Share shall entitle the holder thereof to one vote.

Dividends

Subject to the preferences accorded to holders of any shares of the Corporation ranking senior to the Common Shares from time to time with respect to the payment of dividends, holders of Common Shares shall be entitled to receive if, as and when declared by the Board of Directors, and exclusive of any other shares of the Corporation, such dividends as may be declared thereon by the Board of Directors from time to time.   Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

Liquidation, Dissolution or Winding-Up

In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (such event referred to herein as a "Distribution"), holders of Common Shares shall be entitled, subject to the preferences accorded to holders of any shares of the Corporation ranking senior to the Common Shares from time to time with respect to payment on a Distribution, to share equally, share for share, in the remaining property of the Corporation.

THIS SCHEDULE IS INCORPORATED INTO
AND FORMS PART OF THE ARTICLES OF
PROVIDENT ENERGY LTD. (the "Corporation")

OTHER RULES OR PROVISIONS (IF ANY)

The directors may, between annual general meetings, appoint one or more additional directors of the corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed one third (1/3) of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

Articles Of Arrangement
Business Corporations Act
Section 193

1.	Name of Corporation	2. Corporate Access Number
PROVIDENT ENERGY LTD.

3.	In accordance with the order approving the arrangement, the articles of the corporation are amended as follows:

These Articles of Arrangement are filed pursuant to Section 193(10) of the Business Corporations Act (Alberta).

In accordance with the order of the Court of Queen's Bench of Alberta dated December 2, 2010 approving the arrangement pursuant to Section 193 of the Business Corporations Act (Alberta), a copy of which is attached hereto as Schedule "A", the Plan of Arrangement, a copy of which is attached hereto as Schedule "B" (which schedules are incorporated into and form a part hereof), involving Provident Energy Trust, Provident Energy Ltd., 1564911 Alberta ULC and the Unitholders of Provident Energy Trust, is hereby effected.

The Plan of Arrangement does not effect any amendment to the Articles of the Corporation, other than as a result of the amalgamation of Provident Energy Ltd. and 1564911 Alberta ULC, which forms part of the Plan of Arrangement.

Jack MacGillivray	(Signed) Jack MacGillivray
Name of Person Authorizing (please print)	Signature
Corporate Secretary	January 1, 2011
Title (please print)	Date

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this information can be directed to the Freedom of Information and Protection of Privacy Coordinator for Alberta Registries, Box 3140, Edmonton, Alberta T5J 4L4, (780) 427-7013.

Schedule "A"

FINAL ORDER

Court File Number:  1001-15799

IN THE COURT OF QUEEN'S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF SECTION 193 OF THE
BUSINESS CORPORATIONS ACT, R.S.A.  2000, C.  B-9, AS AMENDED

AND IN THE MATTER OF a proposed arrangement involving
PROVIDENT ENERGY TRUST, PROVIDENT ENERGY Ltd., 1564911 ALBERTA ULC AND
THE HOLDERS OF TRUST UNITS OF PROVIDENT ENERGY TRUST

Address for Service and Contact Information of Party Filing this Document:	3700 Canterra Tower 400 Third Avenue SW Calgary, Alberta T2P 4H2 Phone: 403-267-9409 Fax: 403-264-5973 Attention: Roger F. Smith

DATE ON WHICH ORDER WAS PRONOUNCED:  Thursday, December 2, 2010

NAME OF MASTER/JUDGE WHO MADE THIS ORDER:  Justice B.E.C. Romaine

FINAL ORDER

UPON the application by Petition of Provident Energy Ltd. ("PEL"), on its own behalf and on behalf of Provident Energy Trust (the "Trust"), for an Order that the arrangement (the "Arrangement"), the terms of which are set forth in the plan of arrangement contained in Schedule A of Appendix C to Exhibit "A" to the Affidavit of Douglas Haughey sworn and filed December 1, 2010, involving PEL, the Trust and the holders (the "Unitholders") of trust units ("Trust Units") of the Trust, be approved by this Court pursuant to subsection 193(9) of the Business Corporations Act, R.S.A. 2000, c. B-9, as amended (the "ABCA");

AND UPON reading the Interim Order of this Court dated October 27, 2010 (the "Interim Order") and the affidavit of Douglas Haughey filed therein; AND UPON being satisfied that service of notice of this application has been effected in accordance with the Interim Order;  AND UPON being advised by counsel to the Trust and PEL that no notices of intention to appear were filed in respect of this application; AND UPON reading the Affidavit of Douglas Haughey, President and Chief Executive Officer of PEL, sworn December 1, 2010 and the documents referred to therein; AND UPON hearing counsel for the Trust and PEL; AND UPON noting that the Executive Director of the Alberta Securities Commission has been served with notice of this application as required by subsection 193(8) of the ABCA and that the Executive Director neither consents to nor opposes this application;  AND UPON being satisfied that the special meeting (the "Meeting") of the Unitholders was called and conducted in accordance with the terms of the Interim Order;

AND UPON being satisfied that the Trust has sought and obtained the approval of the Arrangement by the Unitholders in the manner and by the requisite majority required by the Interim Order; AND UPON it appearing that it is impracticable to effect the transactions contemplated by the Arrangement under any other provision of the ABCA; AND UPON being advised that the approval of the Arrangement by this Court will have the effect of providing the basis for an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to section 3(a)(10) thereof, with respect to the issuance of the common shares of Provident Energy Ltd. issuable pursuant to the Arrangement;

AND UPON the Court finding that the statutory requirements to approve the Arrangement have been fulfilled and that the Arrangement has been put forward in good faith; AND UPON the Court finding that the terms and conditions of the Arrangement and the procedures relating thereto are fair to the Unitholders and other affected persons from a substantive and procedural point of view;

AND UPON the Court being satisfied that the Arrangement ought to be approved;

IT IS HEREBY ORDERED AND DIRECTED THAT:

1.	The Arrangement is approved pursuant to the provisions of subsection 193(9) of the ABCA.

2.
The Arrangement will, upon the filing of the relevant documents with the Registrar of Corporations pursuant to subsection 193(10) of the ABCA, become effective in accordance with its terms and will be binding on and after the effective date of the Arrangement on the Trust, PEL, the Unitholders and all other persons.

3.	The service of notice of this application and the notices in respect of the Meeting are hereby deemed good and sufficient.

4.	Service of this Order shall be made on all such persons who appeared on this application, either by counsel or in person, but is otherwise dispensed with.

"B.E.C. Romaine"

J.C.Q.B.A.

Schedule "B"

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT
UNDER SECTION 193
OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

ARTICLE 1
INTERPRETATION

1.1           Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below (and grammatical variations of such terms shall have corresponding meanings):

(a)	"ABCA" means the Business Corporations Act, R.S.A. 2000, c. B-9, as amended, including the regulations promulgated thereunder;

(b)
"Amended DRIP" means the Amended and Restated Dividend Reinvestment Plan to be entered into between PEL and Computershare Trust Company of Canada, as DRIP agent, pursuant to which, among other things, the DRIP will be amended and restated;

(c)
"Arrangement", "herein", "hereof", "hereto", "hereunder" and similar expressions mean and refer to the arrangement pursuant to Section 193 of the ABCA set forth in this Plan of Arrangement as supplemented, modified or amended, and not to any particular article, section or other portion hereof;

(d)
"Articles of Arrangement" means the articles of arrangement in respect of the Arrangement that are required under subsection 193(10) of the ABCA to be filed with the Registrar after the Final Order has been granted, giving effect to the Arrangement;

(e)	"Certificate" means the certificate(s) or confirmation(s) of filing which may be issued by the Registrar pursuant to subsection 193(11) of the ABCA, giving effect to the Arrangement;

(f)	"Conversion" means the proposed conversion of Provident from an income trust structure to a corporate structure pursuant to the Arrangement and related transactions;

(g)	"Court" means the Court of Queen’s Bench of Alberta;

(h)
"Debenture Indenture" means the trust indenture dated as of March 1, 2005 as supplemented on November 15, 2005 between Provident, PEL and the Debenture Trustee (and as may be further supplemented from time to time) governing the terms of the Debentures;

(i)	"Debenture Trustee" means Computershare Trust Company of Canada;

(j)	"Debentures" means collectively, the Initial 6.5% Debentures, the Supplemental 6.5% Debentures and any other convertible debentures issued by Provident prior to the Effective Date;

(k)	"Depositary" means Computershare Investor Services Inc., or such other trust company as may be designated as registrar and transfer agent for Provident or PEL;

(l)	"Distribution" means a distribution payable by Provident in respect of Provident Units;

(m)	"DRIP" means the Premium Distribution, Distribution Reinvestment and Optional Unit Purchase Plan of Provident;

(n)	"Effective Date" means the date the Arrangement is effective under the ABCA;

(o)	"Effective Time" means the time on the Effective Date at which the Arrangement is effective;

(p)
"Final Order" means the order of the Court approving this Arrangement pursuant to Subsection 193(9) of the ABCA in respect of the Provident Unitholders, Provident, PEL and Newco, as such order may be affirmed, amended or modified by any court of competent jurisdiction;

(q)
"Information Circular" means, collectively, the Notice of Special Meeting, Information Circular and Proxy Statement and Notice of Petition of Provident dated  October 29, 2010 prepared in connection with the Meeting;

(r)	"Initial 6.5% Debentures" means the 6.5% convertible unsecured subordinate debentures issued March 1, 2005 pursuant to the Debenture Indenture;

(s)
"Interim Order" means the interim order of the Court under subsection 193(4) of the ABCA containing declarations and directions with respect to the Arrangement and the Meeting, a copy of which order will be attached as Appendix "B" to the Information Circular, as such order may be affirmed, amended or modified by any court of competent jurisdiction;

(t)
"Letter of Transmittal" means the letter of transmittal pursuant to which a Provident Unitholder is required to deliver the certificate or certificates representing Provident Units in order to receive, upon completion of the Arrangement, a certificate or certificates representing the PEL Common Shares issued to the Provident Unitholder under the Arrangement;

(u)
"Meeting" means the special meeting of Provident Unitholders as of the Record Date to be held on December 1, 2010 to consider, among other things to be approved by the Provident Unitholders, the Conversion, and any adjournment(s) thereof;

(v)	"Newco" means 1564911 Alberta ULC, a unlimited liability corporation incorporated under the ABCA, the sole shareholder of which is PEL;

(w)	"Newco Note" means the non-interest bearing, unsecured demand note issued by Newco to Provident having a principal amount equal to the fair market value of the PEL Indebtedness;

(x)	"PEL" means Provident Energy Ltd., a corporation amalgamated under the ABCA;

(y)
"PEL Common Shares" means the common shares of PEL, and where the context requires, means the common shares in the capital of Provident Energy following the amalgamation of PEL and Newco pursuant to this Arrangement;

(z)	"PEL Indebtedness" means all amounts owing from PEL to Provident immediately preceding the Effective Time;

(aa)	"PHT" means Provident Holdings Trust, an unincorporated open-ended trust established under the laws of Province of Alberta;

(bb)	"Plan of Arrangement" means this plan of arrangement, as amended or supplemented from time to time in accordance with the terms hereof;

(cc)	"PMHLP" means Provident Midstream Holdings LP, a limited partnership established under the laws of the Province of Alberta;

(dd)	"PMHLP Note" means the non-interest bearing, unsecured demand note issued by PMHLP to Provident having a principal amount equal to the principal amount of the Newco Note;

(ee)	"Provident" means Provident Energy Trust, an unincorporated open-ended trust established under the laws of Province of Alberta pursuant to the Trust Indenture;

(ff)	"Provident Energy" means Provident Energy Ltd., a corporation resulting from the amalgamation of PEL and Newco pursuant to this Arrangement;

(gg)	"Provident Units" or "Units" means the trust units of Provident;

(hh)	"Provident Unitholders" means the holders from time to time of Provident Units;

(ii)	"Record Date" means October 19, 2010;

(jj)	"Registrar" means the Registrar of Corporations appointed under section 263 of the ABCA;

(kk)	"Supplemental 6.5% Debentures" means the 6.5% convertible unsecured subordinate debentures issued November 15, 2005 pursuant to the Debenture Indenture;

(ll)	"Tax Act" means the Income Tax Act (Canada), R.S.C. 1985, c. 1 (5th Supp.), as amended, including the regulations promulgated thereunder, as amended from time to time;

(mm)           "Trust Indenture" means the amended and restated trust indenture of Provident dated as of January 25, 2001 between Montreal Trust Company of Canada, as trustee of Provident, (a predecessor of Computershare Trust Company of Canada) and Founders Energy Ltd. (a predecessor of PEL);

(nn)
"Unanimous Shareholder Agreement" means the amended and restated unanimous shareholder agreement dated as of January 17, 2003 between Computershare Trust Company of Canada, as trustee of Provident, and PEL;

(oo)
"Unitholder Rights Plan" means the unitholder rights plan created pursuant to a unitholder rights plan agreement between the Trust and Computershare Trust Company of Canada, as plan agent, dated as of July 15, 2010; and

(pp)	"Unitholder URP Rights" means the rights under the Unitholder Rights Plan.

1.2           Sections

Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement.

1.3           Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4           Currency

Unless otherwise expressly stated herein, all references to currency and payments in cash or money in this Plan of Arrangement are to Canadian dollars.

1.5           Statutory References

Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.

ARTICLE 2
ARRANGEMENT

2.1           Binding Effect

The Articles of Arrangement and Certificate shall be filed and issued, respectively, with respect to this Arrangement in its entirety.  The Certificate shall be conclusive evidence that the Arrangement has become effective and that each of the provisions of Section 2.3 has become effective in the sequence and at the times set out therein.  This Plan of Arrangement shall become effective at, and be binding at and after, the Effective Time on (i) PEL; (ii) Provident; (iii) Newco and (iv) the Provident Unitholders.

2.2           US Tax Treatment

The parties to this Plan of Arrangement intend that for United States federal income tax purposes the transactions contemplated hereby qualify as a "reorganization" within the meaning of subsection 368(a) of Provident United States Internal Revenue Code of 1986, as amended, and that this Plan of Arrangement constitutes a "plan of reorganization" for such purposes.

2.3           Arrangement

At the Effective Time, the following transactions shall occur and shall be deemed to occur sequentially in the order set out below, except as otherwise expressly provided.  To the extent that such transactions involve PEL, Newco or any securities thereof or are governed by Section 193 of the ABCA, such transactions shall occur without any further act or formality pursuant to Section 193 of the ABCA.  All other transactions shall occur by means of the appropriate action being taken on the part of the appropriate parties to effect such transactions at the Effective Time:

(a)
the Unitholder URP Rights shall be cancelled without any payment or other consideration to Provident Unitholders and the Unitholder Rights Plan shall terminate and cease to have any further force or effect;

(b)
the Trust Indenture shall be amended to the extent necessary to, among other things, facilitate the Conversion and the implementation of the steps and transactions described herein, including, without limitation, to enable Provident Units held by Provident Unitholders to be exchanged with Provident Energy, all as may be reflected in a supplemental trust indenture to be dated as of the Effective Date;

(c)
the articles of PEL shall be amended to remove the authorized Exchangeable Shares, Series A Exchangeable Shares, Series B Exchangeable Shares, Series C Exchangeable Shares, and the Series D Exchangeable Shares;

(d)	Provident shall transfer the PEL Indebtedness to Newco in exchange for the Newco Note;

(e)	PEL and Newco shall be amalgamated and continued as one corporation, Provident Energy, in accordance with the following:

(i)	the stated capital of the common shares of Newco shall be reduced to $1.00 in aggregate immediately prior to the amalgamation;

(ii)	the articles of Provident Energy shall be the same as the articles of PEL and the name of Provident Energy shall be “Provident Energy Ltd.”;

(iii)	the shares of Newco shall be cancelled without any repayment of capital;

(iv)	the property of each of the amalgamating corporations shall continue to be the property of Provident Energy;

(v)	Provident Energy shall continue to be liable for the obligations of each of the amalgamating corporations;

(vi)	any existing cause of action, claim or liability to prosecution of each of the amalgamating corporations shall be unaffected;

(vii)	any civil, criminal or administrative action or proceeding pending by or against each of the amalgamating corporations may be continued to be prosecuted by or against Provident Energy;

(viii)	a conviction against, or ruling, order or judgment in favour of or against, each of the amalgamating corporations may be enforced by or against Provident Energy;

(ix)
the Articles of Amalgamation of Provident Energy shall be deemed to be the Articles of Incorporation of Provident Energy and the Certificate of Amalgamation of Provident Energy shall be deemed to be the Certificate of Incorporation of Provident Energy;

(x)	the by-laws of Provident Energy shall be the by laws of PEL;

(xi)	the first directors of Provident Energy shall be the directors of PEL;

(xii)	the first officers of Provident Energy shall be the officers of PEL; and

(xiii)	the registered office of Provident Energy shall be the registered office of PEL;

(f)	Provident shall transfer the Newco Note to PMHLP in exchange for the PMHLP Note;

(g)	the Unanimous Shareholder Agreement shall be terminated and cease to have any further force or effect;

(h)
the Provident Units held by Provident Unitholders shall be sold, transferred and assigned to Provident Energy (free of any claims) in exchange for the issuance by Provident Energy to the Provident Unitholders of fully paid and non-assessable PEL Common Shares on the basis of one (1) fully paid and non-assessable PEL Common Share for each one (1) Provident Unit so exchanged;

(i)	upon the exchange of Provident Units for PEL Common Shares pursuant to subsection 2.3(h):

(i)	each former Provident Unitholder shall cease to be the holder of Provident Units so exchanged and the name of each such former holder shall be removed from the register of holders of Provident Units;

(ii)	each such former Provident Unitholder shall become a holder of the PEL Common Shares so received and shall be added to the register of holders of PEL Common Shares; and

(iii)	Provident Energy shall become the holder of Provident Units so exchanged and shall be added to the register of holders of Provident Units in respect thereof;

(j)	the PEL Common Shares held by Provident shall be shall be purchased for cancellation by Provident Energy for a consideration of one dollar ($1) per common share, and shall be cancelled;

(k)
all of the property of PHT shall be transferred to Provident, Provident shall assume all of the liabilities and obligations of PHT (including the liabilities and obligations of PHT in respect of any declared but unpaid distributions), Provident shall dispose of all of its interest as a beneficiary under PHT and PHT shall be dissolved and shall thereafter cease to exist;

(l)
all of the property of Provident shall be transferred to Provident Energy, Provident Energy shall assume all of the liabilities and obligations of Provident (including the DRIP and associated agreements, the liabilities and obligations of Provident in respect of any declared but unpaid Distributions and all of the covenants and obligations of Provident under the Debenture Indenture in respect of the Debentures such that the Debentures will be valid and binding obligations of Provident Energy entitling the holders thereof, as against Provident Energy to all the rights of the Debenture Indenture, and, in connection therewith, shall enter into a supplemental indenture with the Debenture Trustee in accordance with the applicable requirements of the Debenture Indenture and otherwise comply with all requirements of the Debenture Indenture relating thereto), Provident Energy shall dispose of all of its interest as a beneficiary under Provident, and Provident shall be dissolved and shall thereafter cease to exist;

(m)	the Amended DRIP shall become effective and all existing participants in the DRIP shall be deemed to be participants in the Amended DRIP without any further action on the part of such participants.

2.4           Stated Capital of Provident Energy

Upon issuance of the PEL Common Shares in accordance with subsection 2.3(h), there shall be added to the stated capital account maintained for the PEL Common Shares an amount determined by the board of directors of Provident Energy in accordance with Subsection 28(3) of the ABCA.

ARTICLE 3
OUTSTANDING CERTIFICATES

3.1           Outstanding Certificates

From and after the Effective Time, certificates formerly representing Units that were exchanged pursuant to subsection 2.3(h) shall represent only the right to receive the certificates representing PEL Common Shares to which the former Unitholders are entitled pursuant to subsection 2.3(h), or as to the certificates formerly representing Dissenting Units held by Dissenting Unitholders, to receive the fair value of Provident Units formerly represented by such certificates. Former holders of Units shall not be entitled to any distribution, interest, dividend, premium or other payment on or with respect to the Units.

3.2           Certificates Representing PEL Common Shares

Provident Energy shall, as soon as practicable following the later of the Effective Date and the date of deposit by a former Unitholder of a duly completed Letter of Transmittal and the certificates representing the Units held by such former Unitholder, either:

(a)	forward or cause to be forwarded by first class mail (postage prepaid) to such former Unitholder at the address specified in the Letter of Transmittal; or

(b)	if requested by such former Unitholder in the Letter of Transmittal, make available or cause to be made available at the Depositary for pickup by such former Unitholder,

certificates representing the number of PEL Common Shares issued to such former Unitholder under the Arrangement.

3.3           Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Units that were exchanged pursuant to the Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, one or more certificates representing one or more PEL Common Shares (and any dividends or distributions with respect thereto) deliverable in accordance with such holder's Letter of Transmittal.  When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing PEL Common Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Provident Energy and its transfer agent in such sum as Provident Energy may direct or otherwise indemnify Provident Energy in a manner satisfactory to Provident Energy against any claim that may be made against Provident Energy with respect to the certificate alleged to have been lost, stolen or destroyed.

3.4           Distributions with Respect to Unsurrendered Certificates

All dividends or distributions made with respect to any PEL Common Shares issued pursuant to the Arrangement but for which a certificate has not been issued shall be paid or delivered to the Depositary to be held by the Depositary in trust for the registered holder thereof.  No dividend or other distribution declared or made after the Effective Time with respect to PEL Common Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Units unless and until the holder of such certificate shall have complied with the provisions of Section 3.2 or 3.3 hereof.  Subject to applicable law and Sections 3.5 and 3.6, at the time of such compliance, the Depositary shall deliver to such registered holder, as soon as reasonably practicable, in addition to the certificate(s) representing PEL Common Shares to which such holder is entitled, the amount of such dividends and other distributions thereon with a record date after the Effective Time (without interest) to which such holder is entitled, net of applicable withholding and other taxes.

3.5           Extinction of Rights

Subject to any applicable legislation relating to unclaimed personal property, any certificate which immediately prior to the Effective Time represented outstanding Units that are exchanged pursuant to the Arrangement and not deposited with all other instruments required by this Plan of Arrangement on or prior to the fifth anniversary of the Effective Date, shall cease to represent a claim or interest of any kind or nature as a shareholder of Provident Energy. On such date, subject to any applicable legislation relating to unclaimed personal property, the PEL Common Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to Provident Energy, together with all entitlements to dividends and distributions thereon held for such former registered holder.

3.6           Withholding Rights

Provident Energy and the Depositary shall be entitled to deduct and withhold from any consideration payable to any Unitholder, such amounts as Provident Energy or the Depositary are required or permitted to deduct and withhold with respect to such consideration under the Tax Act, the United States Internal Revenue Code of 1986, or any successor legislation or other provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Unitholders in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

3.7           Fractional Shares

No certificates or scrip representing fractional PEL Common Shares shall be issued under the Arrangement.  In lieu of any fractional PEL Common Shares, each Unitholder otherwise entitled to a fractional interest in a PEL Common Share, shall receive the nearest whole number of PEL Common Shares as applicable (with fractions equal to or greater than 0.5 being rounded up and less than 0.5 being rounded down).

ARTICLE 4
AMENDMENT

4.1           Plan of Arrangement Amendment

(a)
The Trust and PEL may amend this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment must be: (i) set out in writing; (ii) approved by the other parties; (iii) filed with the Court and, if made following the Meeting, approved by the Court; and (iv) communicated to holders of Units, if and as required by the Court.

(b)
Any amendment to this Plan of Arrangement may be proposed by Provident or PEL at any time prior to or at the Meeting (provided that the other parties shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement may be made prior to or following the Effective Time by Provident and PEL (or, if following the Effective Time, Provident Energy), provided that it concerns a matter which, in the reasonable opinion of Provident and PEL (or, if following the Effective Time, Provident Energy), is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former holder of Provident Units.

Articles Of Arrangement
Business Corporations Act
Section 193

1.	Name of Corporation	2. Corporate Access Number
	PROVIDENT ENERGY LTD.	2015087741

3.	In accordance with the order approving the arrangement, the articles of the corporation are amended as follows:

These Articles of Arrangement are filed pursuant to Section 193(10) of the Business Corporations Act (Alberta).

In accordance with the order of the Court of Queen's Bench of Alberta dated December 2, 2010 approving the arrangement pursuant to Section 193 of the Business Corporations Act (Alberta), a copy of which is attached hereto as Schedule "A", the Plan of Arrangement, a copy of which is attached hereto as Schedule "B" (which schedules are incorporated into and form a part hereof), involving Provident Energy Trust, Provident Energy Ltd., 1564911 Alberta ULC and the Unitholders of Provident Energy Trust, is hereby effected.
The Articles of Provident Energy Ltd. are amended as set forth in Section 2.3 of the Plan of Arrangement, including:

    (a)removing the authorized Exchangeable Shares, Series A Exchangeable Shares, Series B Exchangeable Shares, Series C Exchangeable Shares and Series D Exchangeable Shares of the Corporation;

Jack MacGillivray	(Signed) Jack MacGillivray
Name of Person Authorizing (please print)	Signature
Corporate Secretary	January 1, 2011
Title (please print)	Date

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Schedule "A"

FINAL ORDER

Court File Number:  1001-15799

IN THE COURT OF QUEEN'S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF SECTION 193 OF THE
BUSINESS CORPORATIONS ACT, R.S.A.  2000, C.  B-9, AS AMENDED

AND IN THE MATTER OF a proposed arrangement involving
PROVIDENT ENERGY TRUST, PROVIDENT ENERGY Ltd., 1564911 ALBERTA ULC AND
THE HOLDERS OF TRUST UNITS OF PROVIDENT ENERGY TRUST

Address for Service and Contact Information of Party Filing this Document:	3700 Canterra Tower 400 Third Avenue SW Calgary, Alberta T2P 4H2 Phone: 403-267-9409 Fax: 403-264-5973 Attention: Roger F. Smith

DATE ON WHICH ORDER WAS PRONOUNCED:  Thursday, December 2, 2010

NAME OF MASTER/JUDGE WHO MADE THIS ORDER:  Justice B.E.C. Romaine

FINAL ORDER

UPON the application by Petition of Provident Energy Ltd. ("PEL"), on its own behalf and on behalf of Provident Energy Trust (the "Trust"), for an Order that the arrangement (the "Arrangement"), the terms of which are set forth in the plan of arrangement contained in Schedule A of Appendix C to Exhibit "A" to the Affidavit of Douglas Haughey sworn and filed December 1, 2010, involving PEL, the Trust and the holders (the "Unitholders") of trust units ("Trust Units") of the Trust, be approved by this Court pursuant to subsection 193(9) of the Business Corporations Act, R.S.A. 2000, c. B-9, as amended (the "ABCA");

AND UPON reading the Interim Order of this Court dated October 27, 2010 (the "Interim Order") and the affidavit of Douglas Haughey filed therein; AND UPON being satisfied that service of notice of this application has been effected in accordance with the Interim Order;  AND UPON being advised by counsel to the Trust and PEL that no notices of intention to appear were filed in respect of this application; AND UPON reading the Affidavit of Douglas Haughey, President and Chief Executive Officer of PEL, sworn December 1, 2010 and the documents referred to therein; AND UPON hearing counsel for the Trust and PEL; AND UPON noting that the Executive Director of the Alberta Securities Commission has been served with notice of this application as required by subsection 193(8) of the ABCA and that the Executive Director neither consents to nor opposes this application;  AND UPON being satisfied that the special meeting (the "Meeting") of the Unitholders was called and conducted in accordance with the terms of the Interim Order;

AND UPON being satisfied that the Trust has sought and obtained the approval of the Arrangement by the Unitholders in the manner and by the requisite majority required by the Interim Order; AND UPON it appearing that it is impracticable to effect the transactions contemplated by the Arrangement under any other provision of the ABCA; AND UPON being advised that the approval of the Arrangement by this Court will have the effect of providing the basis for an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to section 3(a)(10) thereof, with respect to the issuance of the common shares of Provident Energy Ltd. issuable pursuant to the Arrangement;

AND UPON the Court finding that the statutory requirements to approve the Arrangement have been fulfilled and that the Arrangement has been put forward in good faith; AND UPON the Court finding that the terms and conditions of the Arrangement and the procedures relating thereto are fair to the Unitholders and other affected persons from a substantive and procedural point of view;

AND UPON the Court being satisfied that the Arrangement ought to be approved;

IT IS HEREBY ORDERED AND DIRECTED THAT:

1.	The Arrangement is approved pursuant to the provisions of subsection 193(9) of the ABCA.

2.
The Arrangement will, upon the filing of the relevant documents with the Registrar of Corporations pursuant to subsection 193(10) of the ABCA, become effective in accordance with its terms and will be binding on and after the effective date of the Arrangement on the Trust, PEL, the Unitholders and all other persons.

3.	The service of notice of this application and the notices in respect of the Meeting are hereby deemed good and sufficient.

4.	Service of this Order shall be made on all such persons who appeared on this application, either by counsel or in person, but is otherwise dispensed with.

"B.E.C. Romaine"

J.C.Q.B.A.

Schedule "B"

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT
UNDER SECTION 193
OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

ARTICLE 1
INTERPRETATION

1.1           Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below (and grammatical variations of such terms shall have corresponding meanings):

(a)	"ABCA" means the Business Corporations Act, R.S.A. 2000, c. B-9, as amended, including the regulations promulgated thereunder;

(b)
"Amended DRIP" means the Amended and Restated Dividend Reinvestment Plan to be entered into between PEL and Computershare Trust Company of Canada, as DRIP agent, pursuant to which, among other things, the DRIP will be amended and restated;

(c)
"Arrangement", "herein", "hereof", "hereto", "hereunder" and similar expressions mean and refer to the arrangement pursuant to Section 193 of the ABCA set forth in this Plan of Arrangement as supplemented, modified or amended, and not to any particular article, section or other portion hereof;

(d)
"Articles of Arrangement" means the articles of arrangement in respect of the Arrangement that are required under subsection 193(10) of the ABCA to be filed with the Registrar after the Final Order has been granted, giving effect to the Arrangement;

(e)	"Certificate" means the certificate(s) or confirmation(s) of filing which may be issued by the Registrar pursuant to subsection 193(11) of the ABCA, giving effect to the Arrangement;

(f)	"Conversion" means the proposed conversion of Provident from an income trust structure to a corporate structure pursuant to the Arrangement and related transactions;

(g)	"Court" means the Court of Queen’s Bench of Alberta;

(h)
"Debenture Indenture" means the trust indenture dated as of March 1, 2005 as supplemented on November 15, 2005 between Provident, PEL and the Debenture Trustee (and as may be further supplemented from time to time) governing the terms of the Debentures;

(i)	"Debenture Trustee" means Computershare Trust Company of Canada;

(j)	"Debentures" means collectively, the Initial 6.5% Debentures, the Supplemental 6.5% Debentures and any other convertible debentures issued by Provident prior to the Effective Date;

(k)	"Depositary" means Computershare Investor Services Inc., or such other trust company as may be designated as registrar and transfer agent for Provident or PEL;

(l)	"Distribution" means a distribution payable by Provident in respect of Provident Units;

(m)	"DRIP" means the Premium Distribution, Distribution Reinvestment and Optional Unit Purchase Plan of Provident;

(n)	"Effective Date" means the date the Arrangement is effective under the ABCA;

(o)	"Effective Time" means the time on the Effective Date at which the Arrangement is effective;

(p)
"Final Order" means the order of the Court approving this Arrangement pursuant to Subsection 193(9) of the ABCA in respect of the Provident Unitholders, Provident, PEL and Newco, as such order may be affirmed, amended or modified by any court of competent jurisdiction;

(q)
"Information Circular" means, collectively, the Notice of Special Meeting, Information Circular and Proxy Statement and Notice of Petition of Provident dated  October 29, 2010 prepared in connection with the Meeting;

(r)	"Initial 6.5% Debentures" means the 6.5% convertible unsecured subordinate debentures issued March 1, 2005 pursuant to the Debenture Indenture;

(s)
"Interim Order" means the interim order of the Court under subsection 193(4) of the ABCA containing declarations and directions with respect to the Arrangement and the Meeting, a copy of which order will be attached as Appendix "B" to the Information Circular, as such order may be affirmed, amended or modified by any court of competent jurisdiction;

(t)
"Letter of Transmittal" means the letter of transmittal pursuant to which a Provident Unitholder is required to deliver the certificate or certificates representing Provident Units in order to receive, upon completion of the Arrangement, a certificate or certificates representing the PEL Common Shares issued to the Provident Unitholder under the Arrangement;

(u)
"Meeting" means the special meeting of Provident Unitholders as of the Record Date to be held on December 1, 2010 to consider, among other things to be approved by the Provident Unitholders, the Conversion, and any adjournment(s) thereof;

(v)	"Newco" means 1564911 Alberta ULC, a unlimited liability corporation incorporated under the ABCA, the sole shareholder of which is PEL;

(w)	"Newco Note" means the non-interest bearing, unsecured demand note issued by Newco to Provident having a principal amount equal to the fair market value of the PEL Indebtedness;

(x)	"PEL" means Provident Energy Ltd., a corporation amalgamated under the ABCA;

(y)
"PEL Common Shares" means the common shares of PEL, and where the context requires, means the common shares in the capital of Provident Energy following the amalgamation of PEL and Newco pursuant to this Arrangement;

(z)	"PEL Indebtedness" means all amounts owing from PEL to Provident immediately preceding the Effective Time;

(aa)	"PHT" means Provident Holdings Trust, an unincorporated open-ended trust established under the laws of Province of Alberta;

(bb)	"Plan of Arrangement" means this plan of arrangement, as amended or supplemented from time to time in accordance with the terms hereof;

(cc)	"PMHLP" means Provident Midstream Holdings LP, a limited partnership established under the laws of the Province of Alberta;

(dd)	"PMHLP Note" means the non-interest bearing, unsecured demand note issued by PMHLP to Provident having a principal amount equal to the principal amount of the Newco Note;

(ee)	"Provident" means Provident Energy Trust, an unincorporated open-ended trust established under the laws of Province of Alberta pursuant to the Trust Indenture;

(ff)	"Provident Energy" means Provident Energy Ltd., a corporation resulting from the amalgamation of PEL and Newco pursuant to this Arrangement;

(gg)	"Provident Units" or "Units" means the trust units of Provident;

(hh)	"Provident Unitholders" means the holders from time to time of Provident Units;

(ii)	"Record Date" means October 19, 2010;

(jj)	"Registrar" means the Registrar of Corporations appointed under section 263 of the ABCA;

(kk)	"Supplemental 6.5% Debentures" means the 6.5% convertible unsecured subordinate debentures issued November 15, 2005 pursuant to the Debenture Indenture;

(ll)	"Tax Act" means the Income Tax Act (Canada), R.S.C. 1985, c. 1 (5th Supp.), as amended, including the regulations promulgated thereunder, as amended from time to time;

(mm)           "Trust Indenture" means the amended and restated trust indenture of Provident dated as of January 25, 2001 between Montreal Trust Company of Canada, as trustee of Provident, (a predecessor of Computershare Trust Company of Canada) and Founders Energy Ltd. (a predecessor of PEL);

(nn)
"Unanimous Shareholder Agreement" means the amended and restated unanimous shareholder agreement dated as of January 17, 2003 between Computershare Trust Company of Canada, as trustee of Provident, and PEL;

(oo)
"Unitholder Rights Plan" means the unitholder rights plan created pursuant to a unitholder rights plan agreement between the Trust and Computershare Trust Company of Canada, as plan agent, dated as of July 15, 2010; and

(pp)	"Unitholder URP Rights" means the rights under the Unitholder Rights Plan.

1.2           Sections

Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement.

1.3           Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4           Currency

Unless otherwise expressly stated herein, all references to currency and payments in cash or money in this Plan of Arrangement are to Canadian dollars.

1.5           Statutory References

Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.

ARTICLE 2
ARRANGEMENT

2.1           Binding Effect

The Articles of Arrangement and Certificate shall be filed and issued, respectively, with respect to this Arrangement in its entirety.  The Certificate shall be conclusive evidence that the Arrangement has become effective and that each of the provisions of Section 2.3 has become effective in the sequence and at the times set out therein.  This Plan of Arrangement shall become effective at, and be binding at and after, the Effective Time on (i) PEL; (ii) Provident; (iii) Newco and (iv) the Provident Unitholders.

2.2           US Tax Treatment

The parties to this Plan of Arrangement intend that for United States federal income tax purposes the transactions contemplated hereby qualify as a "reorganization" within the meaning of subsection 368(a) of Provident United States Internal Revenue Code of 1986, as amended, and that this Plan of Arrangement constitutes a "plan of reorganization" for such purposes.

2.3           Arrangement

At the Effective Time, the following transactions shall occur and shall be deemed to occur sequentially in the order set out below, except as otherwise expressly provided.  To the extent that such transactions involve PEL, Newco or any securities thereof or are governed by Section 193 of the ABCA, such transactions shall occur without any further act or formality pursuant to Section 193 of the ABCA.  All other transactions shall occur by means of the appropriate action being taken on the part of the appropriate parties to effect such transactions at the Effective Time:

(a)
the Unitholder URP Rights shall be cancelled without any payment or other consideration to Provident Unitholders and the Unitholder Rights Plan shall terminate and cease to have any further force or effect;

(b)
the Trust Indenture shall be amended to the extent necessary to, among other things, facilitate the Conversion and the implementation of the steps and transactions described herein, including, without limitation, to enable Provident Units held by Provident Unitholders to be exchanged with Provident Energy, all as may be reflected in a supplemental trust indenture to be dated as of the Effective Date;

(c)
the articles of PEL shall be amended to remove the authorized Exchangeable Shares, Series A Exchangeable Shares, Series B Exchangeable Shares, Series C Exchangeable Shares, and the Series D Exchangeable Shares;

(d)	Provident shall transfer the PEL Indebtedness to Newco in exchange for the Newco Note;

(e)	PEL and Newco shall be amalgamated and continued as one corporation, Provident Energy, in accordance with the following:

(i)	the stated capital of the common shares of Newco shall be reduced to $1.00 in aggregate immediately prior to the amalgamation;

(ii)	the articles of Provident Energy shall be the same as the articles of PEL and the name of Provident Energy shall be “Provident Energy Ltd.”;

(iii)	the shares of Newco shall be cancelled without any repayment of capital;

(iv)	the property of each of the amalgamating corporations shall continue to be the property of Provident Energy;

(v)	Provident Energy shall continue to be liable for the obligations of each of the amalgamating corporations;

(vi)	any existing cause of action, claim or liability to prosecution of each of the amalgamating corporations shall be unaffected;

(vii)	any civil, criminal or administrative action or proceeding pending by or against each of the amalgamating corporations may be continued to be prosecuted by or against Provident Energy;

(viii)	a conviction against, or ruling, order or judgment in favour of or against, each of the amalgamating corporations may be enforced by or against Provident Energy;

(ix)
the Articles of Amalgamation of Provident Energy shall be deemed to be the Articles of Incorporation of Provident Energy and the Certificate of Amalgamation of Provident Energy shall be deemed to be the Certificate of Incorporation of Provident Energy;

(x)	the by-laws of Provident Energy shall be the by laws of PEL;

(xi)	the first directors of Provident Energy shall be the directors of PEL;

(xii)	the first officers of Provident Energy shall be the officers of PEL; and

(xiii)	the registered office of Provident Energy shall be the registered office of PEL;

(f)	Provident shall transfer the Newco Note to PMHLP in exchange for the PMHLP Note;

(g)	the Unanimous Shareholder Agreement shall be terminated and cease to have any further force or effect;

(h)
the Provident Units held by Provident Unitholders shall be sold, transferred and assigned to Provident Energy (free of any claims) in exchange for the issuance by Provident Energy to the Provident Unitholders of fully paid and non-assessable PEL Common Shares on the basis of one (1) fully paid and non-assessable PEL Common Share for each one (1) Provident Unit so exchanged;

(i)	upon the exchange of Provident Units for PEL Common Shares pursuant to subsection 2.3(h):

(i)	each former Provident Unitholder shall cease to be the holder of Provident Units so exchanged and the name of each such former holder shall be removed from the register of holders of Provident Units;

(ii)	each such former Provident Unitholder shall become a holder of the PEL Common Shares so received and shall be added to the register of holders of PEL Common Shares; and

(iii)	Provident Energy shall become the holder of Provident Units so exchanged and shall be added to the register of holders of Provident Units in respect thereof;

(j)	the PEL Common Shares held by Provident shall be shall be purchased for cancellation by Provident Energy for a consideration of one dollar ($1) per common share, and shall be cancelled;

(k)
all of the property of PHT shall be transferred to Provident, Provident shall assume all of the liabilities and obligations of PHT (including the liabilities and obligations of PHT in respect of any declared but unpaid distributions), Provident shall dispose of all of its interest as a beneficiary under PHT and PHT shall be dissolved and shall thereafter cease to exist;

(l)
all of the property of Provident shall be transferred to Provident Energy, Provident Energy shall assume all of the liabilities and obligations of Provident (including the DRIP and associated agreements, the liabilities and obligations of Provident in respect of any declared but unpaid Distributions and all of the covenants and obligations of Provident under the Debenture Indenture in respect of the Debentures such that the Debentures will be valid and binding obligations of Provident Energy entitling the holders thereof, as against Provident Energy to all the rights of the Debenture Indenture, and, in connection therewith, shall enter into a supplemental indenture with the Debenture Trustee in accordance with the applicable requirements of the Debenture Indenture and otherwise comply with all requirements of the Debenture Indenture relating thereto), Provident Energy shall dispose of all of its interest as a beneficiary under Provident, and Provident shall be dissolved and shall thereafter cease to exist;

(m)	the Amended DRIP shall become effective and all existing participants in the DRIP shall be deemed to be participants in the Amended DRIP without any further action on the part of such participants.

2.4           Stated Capital of Provident Energy

Upon issuance of the PEL Common Shares in accordance with subsection 2.3(h), there shall be added to the stated capital account maintained for the PEL Common Shares an amount determined by the board of directors of Provident Energy in accordance with Subsection 28(3) of the ABCA.

ARTICLE 3
OUTSTANDING CERTIFICATES

3.1           Outstanding Certificates

From and after the Effective Time, certificates formerly representing Units that were exchanged pursuant to subsection 2.3(h) shall represent only the right to receive the certificates representing PEL Common Shares to which the former Unitholders are entitled pursuant to subsection 2.3(h), or as to the certificates formerly representing Dissenting Units held by Dissenting Unitholders, to receive the fair value of Provident Units formerly represented by such certificates. Former holders of Units shall not be entitled to any distribution, interest, dividend, premium or other payment on or with respect to the Units.

3.2           Certificates Representing PEL Common Shares

Provident Energy shall, as soon as practicable following the later of the Effective Date and the date of deposit by a former Unitholder of a duly completed Letter of Transmittal and the certificates representing the Units held by such former Unitholder, either:

(a)	forward or cause to be forwarded by first class mail (postage prepaid) to such former Unitholder at the address specified in the Letter of Transmittal; or

(b)	if requested by such former Unitholder in the Letter of Transmittal, make available or cause to be made available at the Depositary for pickup by such former Unitholder,

certificates representing the number of PEL Common Shares issued to such former Unitholder under the Arrangement.

3.3           Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Units that were exchanged pursuant to the Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, one or more certificates representing one or more PEL Common Shares (and any dividends or distributions with respect thereto) deliverable in accordance with such holder's Letter of Transmittal.  When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing PEL Common Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Provident Energy and its transfer agent in such sum as Provident Energy may direct or otherwise indemnify Provident Energy in a manner satisfactory to Provident Energy against any claim that may be made against Provident Energy with respect to the certificate alleged to have been lost, stolen or destroyed.

3.4           Distributions with Respect to Unsurrendered Certificates

All dividends or distributions made with respect to any PEL Common Shares issued pursuant to the Arrangement but for which a certificate has not been issued shall be paid or delivered to the Depositary to be held by the Depositary in trust for the registered holder thereof.  No dividend or other distribution declared or made after the Effective Time with respect to PEL Common Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Units unless and until the holder of such certificate shall have complied with the provisions of Section 3.2 or 3.3 hereof.  Subject to applicable law and Sections 3.5 and 3.6, at the time of such compliance, the Depositary shall deliver to such registered holder, as soon as reasonably practicable, in addition to the certificate(s) representing PEL Common Shares to which such holder is entitled, the amount of such dividends and other distributions thereon with a record date after the Effective Time (without interest) to which such holder is entitled, net of applicable withholding and other taxes.

3.5           Extinction of Rights

Subject to any applicable legislation relating to unclaimed personal property, any certificate which immediately prior to the Effective Time represented outstanding Units that are exchanged pursuant to the Arrangement and not deposited with all other instruments required by this Plan of Arrangement on or prior to the fifth anniversary of the Effective Date, shall cease to represent a claim or interest of any kind or nature as a shareholder of Provident Energy. On such date, subject to any applicable legislation relating to unclaimed personal property, the PEL Common Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to Provident Energy, together with all entitlements to dividends and distributions thereon held for such former registered holder.

3.6           Withholding Rights

Provident Energy and the Depositary shall be entitled to deduct and withhold from any consideration payable to any Unitholder, such amounts as Provident Energy or the Depositary are required or permitted to deduct and withhold with respect to such consideration under the Tax Act, the United States Internal Revenue Code of 1986, or any successor legislation or other provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Unitholders in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

3.7           Fractional Shares

No certificates or scrip representing fractional PEL Common Shares shall be issued under the Arrangement.  In lieu of any fractional PEL Common Shares, each Unitholder otherwise entitled to a fractional interest in a PEL Common Share, shall receive the nearest whole number of PEL Common Shares as applicable (with fractions equal to or greater than 0.5 being rounded up and less than 0.5 being rounded down).

ARTICLE 4
AMENDMENT

4.1           Plan of Arrangement Amendment

(a)
The Trust and PEL may amend this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment must be: (i) set out in writing; (ii) approved by the other parties; (iii) filed with the Court and, if made following the Meeting, approved by the Court; and (iv) communicated to holders of Units, if and as required by the Court.

(b)
Any amendment to this Plan of Arrangement may be proposed by Provident or PEL at any time prior to or at the Meeting (provided that the other parties shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement may be made prior to or following the Effective Time by Provident and PEL (or, if following the Effective Time, Provident Energy), provided that it concerns a matter which, in the reasonable opinion of Provident and PEL (or, if following the Effective Time, Provident Energy), is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former holder of Provident Units.